     As filed with the Securities and Exchange Commission on September 23, 1998.


                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                     SEPTEMBER 23, 1998 (AUGUST 27, 1998)



                                 MEDAREX, INC.
            (Exact name of registrant as specified in its charter)


         NEW JERSEY                   0-19312                    22-2822175
(State of other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (908) 713-6001


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K


Item 5.      Other Events.................................................  3

Item 7.      Financial Statements and Exhibits............................  4

Signature    .............................................................  5

          ITEM 5.   OTHER EVENTS.

          On August 27, 1998, Medarex, Inc., a New Jersey corporation ("Medarex"), announced that it had received a $1.2 million milestone payment from Merck KGaA of Darmstadt, Germany, in exchange for 192,000 shares of Medarex common stock. The milestone payment was triggered by clinical development progress of MDX-447, an anti-cancer treatment developed jointly by Medarex and Merck KGaA. MDX-447 is entering Phase II clinical trials of the treatment of head and neck cancer.

          The press release with respect to this announcement is filed herewith as Exhibit 99.1.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the receipt of future payments, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------

99.1           Press release dated August 27, 1998.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


Date:   September 23, 1998                   By: /s/ Michael A.  Appelbaum
                                                --------------------------
                                                 Michael A. Appelbaum
                                                 Executive Vice President -
                                                 Finance and Administration,
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                 Page
Number                             Description         Number
---------                          -----------         ------

99.1       Press release dated August 27, 1998.